Income Taxes, Expense Reconciliation (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Income tax expense reconciliation
Statutory federal income tax expense		$ 152,111	$ (53,278)	$ 102,502
State income taxes, net of federal benefit	[1]	11,002	42,834	10,548
Effect of noncontrolling interests		2,791	(5,777)	(1,034)
Gains (losses) on investments and sale of assets	[2]			14,949
Change in federal valuation allowance	[3]	2,022	(8,697)
Goodwill impairment	[4]		18,260
Other differences, net		4,066	1,726	(922)
Total income tax expense (benefit)		$ 171,992	$ (4,932)	$ 126,043

[1]	State income taxes, net of federal benefit, include changes in unrecognized tax benefits as well as adjustments to the valuation allowance. During the third quarter of 2014 TDS recorded a $38.5 million increase to income tax expense related to a valuation allowance recorded against certain state deferred tax assets.
[2]	Gains (losses) on investments and sale of assets represents 2013 tax expense related to the NY1 & NY2 Deconsolidation and the Divestiture Transaction. See Note 6 — Acquisitions, Divestitures and Exchanges and Note 8 — Investments in Unconsolidated Entities for additional information.
[3]	Change in federal valuation allowance in 2015 relates primarily to losses incurred by certain entities where realization of deferred tax assets is not "more likely than not." The decrease to income tax expense in 2014 was due to a valuation allowance reduction for federal net operating losses previously limited under loss utilization rules.
[4]	Goodwill impairment reflects an adjustment to increase income tax expense by $18.3 million related to a portion of the goodwill impairment of Suttle-Straus and the HMS reporting unit recorded in 2014 which is nondeductible for income tax purposes. See Note 7 — Intangible Assets for additional information related to the goodwill impairment.